Exhibit 10.21

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          This First Amendment to Credit Agreement is entered into as of July 14, 1999, by and between Spectrum Laboratories, Inc., a Delaware corporation ("Borrower") and City National Bank, a national banking association ("CNB").

                                    RECITALS

          A. Borrower and CNB are parties to that certain Credit Agreement dated as of December 22, 1998 (hereinafter the "Credit Agreement").

          B. Borrower and CNB desire to supplement and amend the Credit Agreement as hereinafter set forth. NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.

2.            AMENDMENTS. The Credit Agreement is amended as follows:

              2.1 The following new definitions are added to Section 1 of the Credit Agreement:

                        "CD COLLATERAL" means the time deposits owned by Roy Eddleman and/or Borrower which are maintained at CNB and pledged as collateral securing the Obligations.

                        "CD RATE" means the interest rate from time to time in effect on the CD Collateral; provided, however, if there is more than one rate, the CD Rate shall be the highest of such rates.

                        "NET INCOME" shall be determined on a consolidated basis for Borrower and the Subsidiaries and shall mean net income after taxes determined in accordance with GAAP.

              2.2 The definition of "Cash/Securities Collateral" is deleted from Section 1 of the Credit Agreement, and the term CD Collateral will be substituted for the term Cash/Securities Collateral everywhere else that the term Cash/Securities Collateral appears in the Credit Agreement.

              2.3 The definitions of "Cash Flow from Operations" and "Tangible Net Worth" are amended in their entirety to provide as follows:

                        "CASH FLOW FROM OPERATIONS" will be determined on a consolidated basis for Borrower and the Subsidiaries and means the sum of (a) net income after taxes and before extraordinary items in accordance with GAAP earned over the twelve month period ending on the date of determination, PLUS (b) amortization of intangible assets, PLUS (c) interest expense, PLUS (d) depreciation expensed during the twelve month period ending on the date of determination, PLUS the amount of "compensation expense related to stock options" expensed during the twelve-month period ending on the date of determination, which expense is reflected as an increase in Borrower's stockholders' equity, as shown on Borrower's financial statements delivered to CNB pursuant to the terms of this Agreement.

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                        "TANGIBLE NET WORTH" means the total of all assets
                        appearing on a balance sheet prepared in accordance with GAAP for Borrower and the Subsidiaries on a consolidated basis, MINUS (a) all intangible assets, including, without limitation, unamortized debt discount, Affiliate, employee and officer receivables or advances, goodwill, research and development costs, patents, trademarks, the excess of purchase price over underlying values of acquired companies, any covenants not to compete, deferred charges (other than current prepaid expenses and deferred taxes), copyrights, franchises, art works and appraisal surplus; MINUS (b) all obligations which are required by GAAP to be reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries; MINUS (c) the amount, if any, at which shares of stock of a non-wholly owned Subsidiary appear on the asset side of Borrower's consolidated balance sheet, as determined in accordance with GAAP; MINUS (d) minority interests; MINUS (e) deferred income and reserves not otherwise reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries; PLUS (f) CD Collateral.

              2.4 The first sentence of Section 2.1.1 is stricken and replaced with the following:

                        "Effective on the later to occur of the date of the First Amendment, or the date on which Roy T. Eddleman opens at CNB one or more time deposits to evidence CD Collateral in an amount not less than $843,000.00, the Term Loan A will bear interest until due (whether at stated maturity, by acceleration or otherwise) at a rate equal to (a) the CD Rate plus one percent (1.0%) per annum on that portion of the outstanding principal amount of the Term Loan A equal to the principal amount of the CD Collateral, and (b) nine and 14/100 percent (9.14%) per annum on that portion of the outstanding principal amount of the Term Loan A in excess of the principal amount of the CD Collateral, subject to the provisions in CNB's Yield Maintenance Agreement, a copy of which is attached as Exhibit "C", the terms of which shall only apply to a prepayment on the principal amount in excess of the CD Collateral."

              2.5       Section 2.2 is stricken and replaced with the following:

                        2.2 THE TERM LOAN B. CNB agrees to make, upon Borrower's request, a term loan ("Term Loan B") to Borrower in the principal amount of Two Hundred Seventy Five Thousand Four Hundred Sixty Five and 44/100 Dollars ($275,465.44). The Term Loan B will be evidenced by a promissory note ("Term Note") in the form attached hereto as Exhibit "B". or as superseded in any amendment to this Agreement.

                              2.2.1 INTEREST ON TERM LOAN B. The Term Loan B
                        will bear interest from disbursement until due (whether at stated maturity, by acceleration or otherwise) at a fluctuating rate equal to the Prime Rate plus one-quarter of one percent (0.25%) per annum. Interest will be payable monthly in arrears on the first day of each month, starting on August 1, 1999, and on the date the Term Loan B is paid in full.

                              2.2.2 PAYMENT OF TERM LOAN B. The principal amount
                        of the Term Loan B will be repaid by Borrower to CNB in twelve (12)

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                        consecutive monthly installments, consisting of eleven
                        (11) installments each in the amount of $8,530.00, and a final installment in the amount of $181,635.44, commencing on August 1, 1999, and continuing on the first day of each month up to and including July 1, 2000, on which date all principal and accrued interest will be due and payable in full.

              2.6       Section 2.7 is stricken and replaced with the following:

                        "2.7 CD COLLATERAL. Borrower agrees that the aggregate principal amount of the CD Collateral shall at no time be less than $943,000.00, of which $843,000.00 shall be pledged by Roy T. Eddleman; provided, however, CNB agrees to release (a) $250,000.00 of the principal amount of the CD Collateral pledged by Roy T. Eddleman ("Eddleman CD Collateral") if Borrower is in compliance with Section 5.10 of this Agreement as determined by CNB from Borrower's financial statements for its fiscal quarter ending July 3, 1999 delivered to CNB pursuant to the terms of this Agreement and no Event of Default exists hereunder at the time of such release, and (b) an additional $250,000.00 of the principal amount of the Eddleman CD Collateral if Borrower is in compliance with
                        Section 5.10 of this Agreement as determined by CNB from Borrower's financial statements for its fiscal quarter ending October 3, 1999 delivered to CNB pursuant to the terms of this Agreement and no Event of Default exists hereunder at the time of such release. If concurrently with CNB's release of the Eddleman CD Collateral as provided in this Section 2.7, the principal amount of the released CD Collateral is used to prepay the principal amount of Term Loan A, the prepayment charge set forth in CNB's Yield Maintenance Agreement shall not apply to such prepaid principal amount."

              2.7 Section 5.10 is stricken and replaced with the following:

                        "5.10 FINANCIAL TESTS. Borrower shall maintain:

                              5.10.1 Tangible Net Worth plus Subordinated Debt
                        plus SLI Acquisition Corp. Preferred Stock of not less than $2,500,000.00;

                              5.10.2 A ratio of Total Senior Liabilities to
                        Tangible Net Worth plus Subordinated Debt of not more than 2.5 to 1 at all times;

                              5.10.3 A ratio of Cash Flow from Operations to
                        Debt Service of not less than 1.25 to 1 during the twelve months preceding the date of determination;

                              5.10.4 Net Income of not less than $400,000.00 for
                        Borrower's' fiscal year ending; and

                              5.10.5 Net Income of not less than $1.00 for each
                        of Borrower's fiscal quarters."

              2.8 Section 7.1.9 is stricken and replaced with the following:

                        "7.1.9 Roy T. Eddleman fails to maintain verifiable Liquid Assets including CD Collateral of at least $1,500,000.00."

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


              2.9 Exhibit "B" currently attached to the Credit Agreement is superseded and replaced with Exhibit "B" attached to this Amendment.

3. EXISTING AGREEMENT. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and in all other respects is affirmed.

4. CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

              4.1 CNB shall have received this Amendment duly executed by Borrower and acknowledged by the Guarantors;

              4.2 CNB shall have received a new Term Loan B in the form attached as Exhibit "B" to this Amendment, duly executed by Borrower;

              4.3 Roy T. Eddleman has opened one or more time deposits at CNB to evidence CD Collateral in an amount not less than $843,000.00 and CNB shall have received a pledge agreement, duly executed by Roy T. Eddleman, pursuant to which Roy T. Eddleman will pledge to CNB as collateral for the Obligations CD Collateral in the foregoing amount; and

              4.4 All other documents and legal matters in connection with the transactions described in the Agreement will be satisfactory in form and substance to CNB

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Borrower"                           Spectrum Laboratories, Inc., a
                                     Delaware corporation


                                     By: /s/ Roy T. Eddleman
                                        -------------------------------------
                                        Roy T. Eddleman, Chief Executive Officer


 "CNB"                               City National Bank, a national
                                     banking association

                                     By: /s/ Richard Fein
                                        ----------------------------------------
                                        Richard Fein, Vice President


[Consent of Guarantors continued on next page]



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[Consent of Guarantors continued from prior page]



CONSENT OF GUARANTORS:

          The undersigned have previously guaranteed the indebtedness of SPECTRUM LABORATORIES, INC. owed to CNB. The undersigned confirm that their respective guaranties and the security given in connection therewith, if any, shall continue in full force and effect and that each such guaranty shall be a separate and distinct obligation and apply to the indebtedness arising from the Credit Agreement as amended herein, subject to the overall limitation as to the amount guaranteed.

/s/ Roy T. Eddleman
- -----------------------------
Roy T. Eddleman


Spectrum Europe B.V., a                  Hydro-med Products, Inc., a
Netherlands company                      Texas Corporation


By: /s/ Roy T. Eddleman                  By: /s/ Roy T. Eddleman
   -----------------------------            --------------------------------

Its: CEO                                 Its: CEO
   -----------------------------            --------------------------------


SLI Acquisition Corp., a                 Spectrum Molecular Separations, Inc., a
Delaware corporation                     Delaware corporation

By: /s/ Roy T. Eddleman                  By: /s/ Roy T. Eddleman
   -----------------------------            --------------------------------

Its:  CEO                                Its:  CEO
   -----------------------------            --------------------------------



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                                   TERM NOTE B
                               (ANY INTEREST RATE)
$275,465.44                                                   Irvine, California
                                                                   July 14, 1999


          FOR VALUE RECEIVED, the undersigned, SPECTRUM LABORATORIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of CITY NATIONAL BANK, a national banking association ("CNB"), at its Office located at 9 Executive Circle, Irvine, California 92614 the principal amount of TWO HUNDRED SEVENTY FIVE THOUSAND FOUR HUNDRED SIXTY FIVE AND 44/100 DOLLARS ($275,465.44), plus interest on the unpaid principal balance, computed on the basis of a 360-day year, actual days elapsed, at the rates, times and in accordance with the terms of that certain Credit Agreement between Borrower and CNB, dated as of December 22, 1998, as may be amended from time to time (the "Credit Agreement"). Principal is payable in twelve (12) consecutive monthly installments, consisting of eleven (11) installments each in the amount of $8,530.00, and a final installment in the amount of $181,635.44. commencing August 1, 1999, and continuing on the first day of each month up to and including July 1, 2000, on which day the balance of principal and interest thereon unpaid shall become due and payable. Capitalized terms not defined herein will have the meanings given them in the Credit Agreement.

         If payment on this Note becomes due and payable on a non-business day, the maturity thereof shall be extended to the next business day and, with respect to payments of principal or interest thereon, shall be payable during such extension at the then applicable rate. Upon the occurrence of one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this Term Note may become or be declared to be immediately payable as provided in the Credit Agreement. without presentment, demand or notice of dishonor, all of which are expressly waived. Borrower agrees to pay all costs of collection of this Note and reasonable attorneys' fees (including attorneys' fees allocable to CNB's in-house counsel) in connection therewith, irrespective of whether suit is brought thereon.

         This is the Term Note B referred to in the Credit Agreement and is entitled to the benefits thereof, and supersedes and replaces in its entirety that certain Term Note B dated December 22, 1998 in the original principal sum of $326,645.44 executed by Borrower in favor of CNB.

         Upon CNB's written notice to Borrower of the occurrence of an Event of Default, the outstanding principal balance (and interest, to the extent permitted by law) shall bear additional interest from the date of such notice at the rate of Five Percent (5.0%) per annum higher than the interest rate as determined and computed above, and continuing thereafter until the Event of Default is cured.

         This Note shall be governed by the laws of the State of California. If this Note is executed by more than one Borrower, all obligations are joint and several.


`BORROWER"                         Spectrum Laboratories, Inc., a
                                   Delaware corporation


                                   By:  /s/ Roy T. Eddleman
                                        ----------------------------------------
                                        Roy T. Eddleman, Chief Executive Officer